AKD Prinsen Van Wijmen

205326/PJ/JB/ov
version dated May 1, 2007

TRANSFER SHARES PHOTO WIZZ B.V. (II)

On this day, the fifteenth day of June two thousand and seven, appeared before me, Judith Hester Elizabeth van Brussel, prospective civil-law notary, hereinafter called: 'civil law notary', as substitute of Petra Maria de Jong, civil-law notary ("notaris") in Eindhoven:
Carolina Petronella Maria Vilé-Bernaards, born in Veghel (the Netherlands) on the fifteenth day of October nineteen hundred forty-eight, employed by the company with limited liability established under Dutch law (*naamloze vennootschap*) AKD Prinsen van Wijmen N.V., having its registered office in Rotterdam, at its office in (5657 DA) Eindhoven, the Netherlands, Flight Forum 1, for the purpose hereof acting as attorney authorized in writing of and as such representing:

1. **Jepé Beheer B.V.**, a company established under the laws of the Netherlands, having its registered office in Harderwijk, the Netherlands, and its address in (3845 CH) Harderwijk, the Netherlands, Drielandendreef 264, with Ministry of Justice number B.V. 1231089 , registered in the trade register under number 08112951,
(the '**Transferor I**')
2. **A.N. Moen Holding B.V.**, a company established under the laws of the Netherlands, having its registered office in Hilversum, the Netherlands, and its address in (3871 AN) Hoevelaken, the Netherlands, Drs. W. van Royenstraat 3a, with Ministry of Justice number B.V. 565.306, registered in the trade register under number 31048307,
(the '**Transferor II**')
3. **Sciarone Interim Sales B.V.**, a company established under the laws of the Netherlands, having its registered office in Fijnaart, the Netherlands, and its address in (4793 CB) Fijnaart, the Netherlands, Prinses Margrietstraat 6, with Ministry of Justice number B.V. 161173, registered in the trade register under number 27015616,
(the '**Transferor III**')
4. **Teleconnect Inc.**, a public company with limited liability established under the laws of the State of Florida, United States of America, having its registered office in Florida, United States of America, and its address in Florida 33324, Plantation, 1200 South Pine Island Road, registered in the trade register under number P98000098356,
(the '**Transferee**')
5. **Photo Wizz B.V.**, a private company with limited liability, established under the laws of the Netherlands, having its registered office in Harderwijk and its address in (4811 HT) Breda, the Netherlands, Oude Vest 4, with Ministry of Justice number B.V. 1262046, registered in the trade register under number 08122567,
(the '**Company**')

AKD Prinsen Van Wijmen

The Transferor I, the Transferor II and the Transferor III hereinafter individually also referred to as the '**Transferor**' and collectively also referred to as the '**Transferors**'.

Introduction

The appearing person, acting in said capacities, declared as follows:

The Shares

a. The Transferor I is holder of ninety (90) shares in the share capital of the Company, with a nominal value of one hundred euros (EUR 100,00) each, numbered 1 up to and including 90 (the '**Shares I**');

b. The Transferor II is holder of twenty-two (22) shares in the share capital of the Company, with a nominal value of one hundred euros (EUR 100,00) each, numbered 298 up to and including 319 (the '**Shares II**'); and

c. The Transferor III is holder of ninety (90) shares in the share capital of the Company, with a nominal value of one hundred euros (EUR 100,00) each, numbered 91 up to and including 180 (the '**Shares III**').

The Shares I, the Shares II and the Shares III collectively also referred to as the '**Shares**'.

Manner of acquisition

a. The Shares I have been acquired by the Transferor I by transfer by issue by the Company and subscription by the Transferor I by the Deed of Incorporation of the Company executed before mr. E.J. de Jonge, civil-law notary practising at Harderwijk, the Netherlands, on the thirteenth day of February two thousand and four.

b. The Shares II have been acquired by the Transferor II by transfer by issue by the Company and subscription by the Transferor II by the Deed of Issue of Shares executed before a substitute of P.M. de Jong, civil-law notary practising at Eindhoven, the Netherlands, on the fifteenth day of June two thousand and seven.

c. The Shares III have been acquired by the Transferor III by transfer by title of purchase by a Deed of Transfer executed before mr. H.R. van Dueren den Hollander, civil-law notary practising at Dongen (the Netherlands), on the fifth day of July two thousand five.
The transfer has been acknowledged by the Company on the same day, as is evidenced by the abovementioned notarial Deed.

Purchase agreement

By written share purchase agreement dated the twentieth day of February two thousand and seven the Transferors have sold the Shares to the Transferee and the Transferee has bought the Shares from the Transferors (the '**Purchase Agreement**'). A copy of the Purchase Agreement without annexes will be attached to this deed.

The provisions of the Purchase Agreement, which can at present still be applied, shall continue in force, in so far as not deviated there from by this deed.

AGREEMENT

By this deed the Transferors and the Transferee wish to execute the Purchase Agreement, for which the appearing person, acting in said capacities, declared as follows:

TRANSFER

AKD Prinsen Van Wijmen

ARTICLE 1
To execute the Purchase Agreement:
a. the Transferor I hereby transfers the Shares I to the Transferee who hereby accepts this transfer;
b. the Transferor II hereby transfers the Shares II to the Transferee who hereby accepts this transfer; and
c. the Transferor III hereby transfers the Shares III to the Transferee who hereby accepts his transfer.

PURCHASE PRICE

ARTICLE 2
The Transferors and the Transferee have agreed to set the rate of exchange from United States Dollars into euro on one United States Dollar and thirty United States Dollar cents ($ 1.30) against one euro (EUR 1.00).
With regarding to the abovementioned, the Transferors and the Transferee have agreed that the purchase price for the Shares amounts to four hundred thirty-two thousand six hundred ninety-two euro (EUR 432,692.00) (the '**Purchase Price**') of which:
a. an amount of one hundred ninety-two thousand tree hundred and eight euro (EUR 192,308.00) must be paid by the Transferee to the Transferor I for the Shares I;
b. an amount of eighty-four thousand seventy-seven euro (EUR 48,077.00) must be paid by the Transferee to the Transferor II for the Shares II;
b. an amount of one hundred ninety-two thousand tree hundred and eight euro (EUR 192,308.00) must be paid by the Transferee to the Transferor III for the Shares III.

With regard to the payment of the Purchase Price to the Transferors, the Transferors and the Transferee have agreed that the Transferors will receive the Purchase Price by means of payment in kind.
The Transferee shall issue five million six hundred and twenty five thousand (5.625.000) shares to the Transferors, in the share capital of the Transferee by means of tendering in payment ('*in betaling geving*'). The price of issue for the shares in the share capital of the Transferee is set on one tenth United Stated Dollar ($ 0.10) per share.
The newly issued shares in the share capital of the Transferee will be divided as follows:
a. the Transferor I will receive two million and five hundred thousand (2,500,000) shares in the share capital of the Transferee;
b. the Transferor II will receive six hundred and twenty-five thousand (625,000) shares in the share capital of the Transferee; and
c. the Transferor III will receive two million and five hundred thousand (2,500,000) in the share capital of the Transferee.

The shares in the share capital of the Transferee will be issued by the Transferee to the Transferors immediately after the execution of this deed and the Transferors shall accept these shares from the Transferee and shall give full discharge in writing to the Transferee for the payment of the Purchase Price.
With reference to section 6:45 of the Dutch Civil Code the Transferors hereby declare that the tendering in payment occurs with their full consent.

GUARANTEES

AKD Prinsen Van Wijmen

ARTICLE 3

Each of the Transferors hereby grant the following guarantees to the Transferee, provided that these guarantees are only provide by each of the Transferee:

1. The Transferors guarantee towards the Transferee that they have full power to transfer the Shares.
2. The Transferors guarantee towards the Transferee that no options or other rights are existing, under and by virtue of which a person can claim transfer of one or more of the Shares.
3. The Transferors guarantee towards the Transferee that nobody has any claim towards the Company to issue shares in the capital of the Company.
4. The Transferors guarantee towards the Transferee that nobody has any right of pledge on or another right to one or more of the Shares sold, nor may any person demand that such a right is given to him, and no lien or attachment has been levied on one or more of the Shares.
5. The Transferors guarantee towards the Transferee that all the Shares have been paid up in full and that no depositary receipts for shares in the capital of the Company have been issued.
6. The Transferors guarantee towards the Transferee that no resolution to dissolve the Company has been taken and that no other reason for dissolution exists.

EXPENSES AND RISKES

ARTICLE 4

All benefits and burdens of the Shares shall as from the day of the date hereof accrue to or - as the case may be - be borne by the Transferee.

RESTRICTIONS ON FREE TRANSFERABILITY OF SHARES ("BLOKKERING")

ARTICLE 5

Whereas the Transferors and the Transferee are the sole shareholders in the share capital of the Company, and as far as necessary each of the Transferors and the Transferee hereby declare to approve the transfer of the Shares by each of the Transferors to the Transferee, the provisions restricting the free transferability of shares ("*blokkeringsregeling*") incorporated in the Articles of Association of the Company shall not apply to this share transfer.

ACKNOWLEDGEMENT

ARTICLE 6

The Company declares that it has taken cognizance of the transfer of the Shares and that it hereby acknowledges the same. The Company shall immediately enter this transfer in its register of shareholders.

CONDITIONS, DISSOLUTION AND ERROR

ARTICLE 7

1. The parties hereby declare that they have not agreed upon any suspensive or resolutory conditions with regard to the present sale, purchase and transfer of the Shares.
2. The parties hereto hereby expressly waive their right to demand to rescind and dissolve the Purchase Agreement and the present share transfer for any reason whatsoever, as well as their right to nullify the Purchase Agreement and the present share transfer by virtue of invoke error, as far as is possible by law.

AKD Prinsen Van Wijmen

In case the exclusion of dissolution or nullification is not possible by law, parties hereby state expressly that the consequences of a possible dissolution or nullification must be restricted as much as possible.

APPLICABLE LAW

ARTICLE 8

This deed has been conducted under and shall be governed by the laws of the Netherlands exclusively.

NON APPLICABILITY OF ARTICLE 2:204C OF THE DUTCH CIVIL CODE

ARTICLE 9

The person appearing acting in said capacities declared and stated that the provisions laid down in Article 2:204C of the Dutch Civil Code were not applicable to the acquisition by the Transferors of the Shares, by consequence of which the nullity within the meaning of that Article can never be invoked.

Powers of attorney

The powers of attorney to the appearing person are evidenced by five (5) private deeds, which will be attached to this deed.

End

The appearing person is known to me, civil-law notary.

WITNESSED THIS DEED, the original of which was executed in the place and on the date first written above.

After the substance of this deed was stated and explained and after I, civil-law notary, pointed out the consequences of the contents of this deed for the parties, the appearing person declared to have taken note of the contents of this deed after timely being given the opportunity thereto, to agree with the contents of this deed and not to require a full reading thereof.

Immediately after this deed was read out in a limited form, this deed was signed by the appearing person and myself, civil-law notary, at five hours and six minutes post meridiem.

(signed)

ISSUED FOR TRUE COPY
by me, Judith Hester Elizabeth van Brussel, prospective civil-law notary, as substitute of Petra Maria de Jong, civil-law notary in Eindhoven (the Netherlands) on the fifteenth day of June two thousand and seven.

Mr. P.M. de Jong Notaris te Eindhoven